SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2007

DRYCLEAN USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02, including Exhibit 99.1 and the information therefrom incorporated herein by reference are being furnished, and shall not be deemed "filed," for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02     Results of Operations and Financial Condition.

On November 12, 2007, the Company issued a press release announcing its results of operations for the Company’s three month period ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 5.03     Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On November 9, 2007, the Board of Directors of the Company approved amendments to Article VII of the Company’s By-Laws (the “By-Laws”) to permit the issuance and transfer of uncertificated shares of its stock. Previously all shares were required to be evidenced by certificates. The amendments were adopted pursuant to the rules of the American Stock Exchange which require all companies listed on that exchange to be eligible to participate in a Direct Registration System (a “DRS”) administered by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 by January 1, 2008. Currently, the Depository Trust Company is the only registered clearing agency operating a DRS.

A DRS enables investors to establish, either through the Company’s transfer agent or through the investor’s broker-dealer, a book-entry position on the books of the Company and to electronically transfer their position through the Depository Trust Company. The system also enables investors to have securities registered in their name without having a physical certificate issued.

The description of the amendment to the By-Laws contained herein is qualified in its entirety by reference to Article VII of the Company’s By-Laws, as amended, which is attached as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits:

3.1       By-Laws of the Company, as amended.

99.1     The Company’s press release dated November 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRYCLEAN USA, Inc.

Date: November 12, 2007	By: /s/ Venerando J. Indelicato
Venerando J. Indelicato,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

3.1        By-Laws of the Company, as amended.

99.1      The Company’s press release dated November 12, 2007.